UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware

001-34064

95-4546874

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA		90069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

On February 10, 2009, Ticketmaster Entertainment, Inc. (“Ticketmaster”) issued a joint press release with Live Nation, Inc. (“Live Nation”) announcing the execution of an Agreement and Plan of Merger, dated as of February 10, 2009.  A copy of the joint press release is attached hereto as Exhibit 99.1.  In addition, Ticketmaster and Live Nation provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors.   A copy of the investor presentation is attached hereto as Exhibit 99.2.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding: the growth of the North American concert industry; our market and growth opportunities; ticket sales trends information; our ticketing opportunity and strategies; and the amount of anticipated synergies and other benefits associated with the proposed transaction.

We wish to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing our plans, the risk that markets do not evolve as anticipated, the possibility that artists may unexpectedly cancel or reschedule all or part of scheduled tours, the potential impact of the general economic slowdown, competition in the industry and challenges associated with building out our ticketing and digital media operations.

We refer you to the documents that Live Nation and Ticketmaster file from time to time with the SEC, specifically the section titled “Risk Factors” of the Live Nation’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and Ticketmaster’s Form 10 and most recent Quarterly Report on Form 10-Q, which contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements by or concerning Live Nation or Ticketmaster are expressly qualified in their entirety by the cautionary statements above. Live Nation and Ticketmaster do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Additional Information About the Merger and Where to Find It

In connection with the proposed transaction, Ticketmaster and Live Nation intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TICKETMASTER, LIVE NATION AND THE TRANSACTION.  The joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Ticketmaster or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov.

In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations at (310) 867-7000 or by accessing Live Nation’s investor relations website at www.livenation.com/investors; or (ii) by contacting Ticketmaster’s Investor Relations at (310) 360-2354 or by accessing Ticketmaster’s investor relations website at http://investors.ticketmaster.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.

The proposed merger will be submitted to Ticketmaster’s and Live Nation’s stockholders for their consideration.  Live Nation will file a registration statement with the SEC, which will include a joint proxy statement/prospectus, and each of Ticketmaster and Live Nation may file other relevant documents concerning the proposed merger.  Stockholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus when they become available, as well as any other relevant documents concerning the proposed merger filed with the SEC (and any amendments or supplements to those documents), because they will contain important information.  You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Ticketmaster and Live Nation, at the SEC’s website (http://www.sec.gov) and at the companies’ respective websites, http://investors.ticketmaster.com and www.livenation.com/investors.

Ticketmaster, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction. Information about the executive officers and directors of Ticketmaster and the number of shares of Ticketmaster’s common stock beneficially owned by such persons is set forth in the registration statement on Form S-1 which was filed with the SEC on August 20, 2008. Information about the executive officers and directors of Live Nation and the number of shares of Live Nation’s common stock beneficially owned by such persons is set forth in the proxy statement for Live Nation’s 2008 Annual Meeting of Stockholders which was filed with the SEC on April 29, 2008. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster, Live Nation and their respective executive officers and directors in the transaction by reading the joint proxy statement/prospectus regarding the transaction when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release, released February 10, 2009
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Brian Regan
	Name:	Brian Regan
	Title:	Executive Vice President & Chief Financial Officer

Date: January 10, 2009

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release, released February 10, 2009

99.2	Investor Presentation